UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 6, 2013 (May 1, 2013)

Special Value Continuation Partners, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00897	68-0631675
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 12:30 p.m. (Pacific Time) on May 1, 2013, TCP Capital Corp. ("TCPC") and Special Value Continuation Partners, LP (“SVCP,” and together with TCPC, the “Companies”), held a Joint Meeting for TCPC's 2013 Annual Meeting of Stockholders and for SVCP's Special Meeting of Limited Partners at Double Tree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310 (the "Joint Meeting"). At the Joint Meeting, TCPC's common stockholders, voting on a “pass-through” basis, and SVCP's limited partners voted on one proposal relating to SVCP which was approved. The proposal is described in detail in the Companies’ definitive joint proxy statement for the Joint Meeting as filed with the Securities and Exchange Commission (the "SEC") on March 20, 2013. As of March 4, 2013, the record date, TCPC had 21,477,628 shares of common stock outstanding and SVCP had $317,209,574 of common limited partner interests outstanding (based on the most recent net asset valuation approved by the Board of Directors of SVCP) and 6,700 Series A Cumulative Preferred Interests outstanding. Each share is entitled to one vote, except that holders of common limited partner interests of SVCP are entitled to one vote for each 0.01% of common limited partner interests owned. TCPC owns 100% of the common limited partner interests in SVCP. However, TCPC “passes-through” its votes to its common stockholders and votes all of its interests in SVCP in the same proportion and manner as such stockholders vote their shares of common stock. The final voting results from the Joint Meeting were as follows:

Proposal 1.B. The common limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, and the preferred limited partners of SVCP, voting together as a single class, elected five directors to the Board of Directors of SVCP. Each of Eric J. Draut, Franklin R. Johnson, Peter E. Schwab, Howard M. Levkowitz, and Rajneesh Vig will serve until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity. The five directors were elected pursuant to the voting results set forth below:

Common Limited Partners

Name	For	Withheld	Broker Non-Votes
Eric J. Draut	31,492.99	227.97	0
Franklin R. Johnson	31,485.90	235.05	0
Peter E. Schwab	31,340.45	380.51	0
Howard M. Levkowitz	31,326.53	394.43	0
Rajneesh Vig	31,104.12	616.83	0

Preferred Limited Partners

Name	For	Withheld	Broker Non-Votes
Eric J. Draut	5,025	1,675	0
Franklin R. Johnson	5,025	1,675	0
Peter E. Schwab	5,025	1,675	0
Howard M. Levkowitz	5,025	1,675	0
Rajneesh Vig	5,025	1,675	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Special Value Continuation Partners, LP
Date: May 6, 2013
	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	Secretary

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